UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-5983

The New Germany Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/07

ITEM 1.            REPORT TO STOCKHOLDERS

SUMMARY OF GENERAL INFORMATION

THE FUND

The New Germany Fund, Inc. (the "Fund") is a diversified, actively-managed closed-end fund listed on the New York Stock Exchange with the symbol "GF." The Fund seeks long-term capital appreciation primarily through investment in middle-market German equities. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in The Wall Street Journal and each Saturday in Barron's and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XGFNX). It is also available by calling: 1-800-437-6269 (in the U.S.) or 212-454-6266 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Website: www.newgermanyfund.com.

There are three closed-end funds investing in European equities managed by wholly-owned subsidiaries of the Deutsche Bank Group:

•  The European Equity Fund, Inc.—investing primarily in equity or equity-linked securities of companies domiciled in European countries that utilize the Euro currency.

•  The New Germany Fund, Inc.—investing primarily in the middle market German companies and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).

•  The Central Europe and Russia Fund, Inc.—investing primarily in Central European and Russian companies.

Please consult your broker for advice on any of the above or call 1-800-437-6269 (in the U.S.) or 212-454-6266 (outside of the U.S.) for shareholder reports.

These funds focus their investments in certain geographical regions, thereby increasing their vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. This may result in greater share price volatility.

The New Germany Fund, Inc.

Annual Report

December 31, 2007

20958

The New Germany
Fund, Inc.

LETTER TO THE SHAREHOLDERS

Dear Shareholder,

During the final quarter of the year, global equity markets continued to suffer from the negative effects of the subprime crisis in the United States (US). As the markets started to recover from their midsummer corrections, they were once again hit by a significant sell-off in November 2007. Multi-billion dollar write-downs in the banking sector triggered significant losses in the financial sector, and the deepening US housing crisis increased recession fears for the US economy. Important leading indicators such as the purchasing manager indices, continued to deteriorate further, both in Europe and the US. In Germany, the IFO Business Climate Index also continued to weaken, signaling slowing economic growth and the ZEW index, which measures German investors' economic expectations, fell to a 15-year low.1 Rising inflation and another jump in commodity prices triggered inflation fears. The oil price continued to rise, closing in on the key psychological level of $100 (USD), which burdened cyclical stocks, such as auto suppliers. Furthermore, the appreciation of the Euro to $1.49 (USD) at its peak, was an additional burden for German exporters, especially industrials. Small- and mid-cap stocks were hit particularly hard and, in contrast to many large cap stocks, were not able to recover until year end: the large-cap German DAX Index gained 2.6% over the last quarter of 2007, while the mid-cap MDAX Index fell by 4.6%.2

For the fiscal year ended December 31, 2007, the New Germany Fund's total return was 25.17% based on net asset value and 25.14% based on share price. During the same period, the total return of the fund's benchmark, the Midcap Market Performance Index, was 22.10%.3

During the fourth quarter, the fund established an overweight position in the industrial sector by increasing existing positions, despite trimming holdings in Heidelberger Druckmaschinen and Klöckner & Co.4 In particular, management increased the fund's position in Q-Cells, the world's second largest producer of solar cells. Starting from scratch in 2001, the company has been among the fastest-growing players within the solar industry, and the stock posted strong performance during the fourth quarter. While we increased the fund's weight in Q-Cells, they remained skeptical about Conergy, Europe's biggest integrator of photovoltaic systems. During the fourth quarter, Conergy issued two profit warnings, the CEO and the CFO left the company, and an emergency capital injection signaled a severe liquidity crunch. Conergy was the poorest performer in the Midcap Market Index universe in the fourth quarter. As a result, the fund' s underweight position in the stock helped performance, though overall the fund's overweight position in the industrial sector burdened performance. The fund's overweight position in Sartorius, a leading international laboratory and process technology provider covering the segments of biotechnology and mechatronics, detracted from performance for the quarter. The stock declined after management reduced its targets for 2007, resulting in analysts' downgrades, but we believe that the fundamentals of the business model remain solid.

At the end of the fourth quarter, the New Germany Fund had an overweight position in the financial sector. Overall, the fund's positions in the financial sector had a neutral impact on performance. Having no position in IKB, a German bank that was impacted by the US subprime crisis, helped the fund's performance, while an overweight in IVG Immobilien, a German real estate manager and owner, burdened the quarterly performance. IVG Immobilien's stock suffered from investors' fears about a global economic downturn with negative consequences for office space demand and, hence, for rent levels. Over the course of the

For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.newgermanyfund.com

LETTER TO THE SHAREHOLDERS (continued)

third quarter, the fund had built up a position in AWD, a financial advisory company, based on its attractive valuation and interesting investment case. In December, the Swiss insurance company Swiss Life offered an all cash tender, which valued AWD at a 36% premium to the weighted average share price of the last three months, and the fund sold its position in AWD.

Over the last quarter, the fund kept its overweight in the consumer discretionary sector; underweight positions in Arcandor and Praktiker helped the fund's performance. Both stocks suffered from a weak Christmas shopping quarter and tough fourth quarter comparisons as sales rose strongly in the fourth quarter of 2006 ahead of the VAT increase in 2007. Over the course of the fourth quarter, the fund maintained an overweight in the information technology sector, but stock selection in the sector detracted from the fund's performance. During the fourth quarter, shares of Versatel, an alternative provider of broadband and other telecommunications services to residential and business customers, rose by almost 140%, mainly triggered by takeover speculation. The fund's underweight position in the stock had a negative effect on performance. During the fourth quarter of 2007, the fund increased its underweight in the materials sector despite increasi ng its position in K+S, the manufacturer and marketer of commercial salt products and fertilizers. K+S contributed positively to fund performance as soaring global potash prices led to massive upgrades in analysts' earnings estimates for 2008. Over the course of 2007, K+S released two profit warnings as its hedging strategy was very costly and burdened profitability, but the underlying trends were so strong that market participants ignored 2007 results and started to take strong price increases and rising earnings for financial year 2008 into consideration. The reasons for the considerable price increases include strong demand for potash products amidst limited supply; the rising importance of renewable raw materials for energy generation, which need potash as a natural fertilizer; and rising crop prices, which enable farmers to pay higher potash prices.

Also noteworthy, the Fund settled the long outstanding litigation as discussed in Note 7 on page 23. The New Germany Fund's discount to net asset value averaged 9.53% for the year ending December 31, 2007, compared with 9.31% for the prior year.

The sources, opinions and forecasts expressed are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

1  The IFO Business Climate Index is a closely watched indicator of German business conditions, based on a monthly survey of about 7,000 companies. It is widely seen as a barometer for economic conditions in the whole of the Eurozone, which is a term used to describe the countries that joined the third stage of EMU and adopted the euro.

2  DAX is a total rate of return index of 30 selected German blue chips stocks traded on the Frankfurt stock exchange. MDAX is a total rate of return index of 50 mid-cap issues that rank below the DAX.

3  Midcap Market Performance Index is a total return index that is composed of various MDAX and TecDAX issues, reflecting the performance of the mid-caps across all sectors of the Prime Segment. TecDAX is a total return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Segment beneath the DAX.

Index returns assume reinvested dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

4  "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Sincerely,

Christian Strenger Chairman	Ralf Oberbannscheidt Lead Portfolio Manager	Michael G. Clark President and Chief Executive Officer

For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.newgermanyfund.com

ECONOMIC OUTLOOK

The outlook for the world economy and equity markets in 2008 has become more clouded as repercussions from the US subprime crisis spread into wider areas of the financial sector, posing the risk of a sharp economic growth deceleration, triggered by credit tightening and deteriorating consumer confidence. Economists and equity strategists have taken a more cautious view and lowered their forecasts, as troubles in the financial sector deepened with the announcement of write-offs and softened the macro-economic indicators. The accelerating trend of wide-spread earnings downgrades by equity analysts and the continued weakness of the US dollar are key risk factors. At the same time, market participants are worried about inflation creeping up, not least on the back of rising food and energy prices, and also raising concerns of stagflation. We believe, however, these negatives will likely be balanced by continued strength in the ever more important emerging-market economies, strong financial health of the industrial sector and equities valuations, which are already pricing in a bearish earnings scenario. Given the increased uncertainty, volatility is likely to remain high and may offer tactical opportunities. Despite the VAT hike in 2007 and the falloff of consumer sentiment, German GDP grew at about a 2.5% pace in 2007, and the labor market continued to strengthen. The European Central Bank (ECB) raised interest rates twice during the course of 2007, ending December at 4.0%. Inflation rose to 2.8%, which is in line with the ECB's definition of price stability.

FUND HISTORY AS OF DECEMBER 31, 2007

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment returns and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.newgermanyfund.com for the Fund's most recent performance.

TOTAL RETURNS:

	For the years ended December 31,
	2007		2006		2005		2004		2003
Net Asset Value(a)	25.17%		43.94%		13.68%		24.44%		93.07%
Market Value(a)	25.14%		44.13%		18.94%		30.50%		102.42%
Benchmark	22.10	% (1)	42.51	% (1)	14.17	% (1)	23.46	% (1)	78.56	% (2)

  (a)   Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividend and capital gain distributions, if any, at prices received under the Fund's dividend reinvestment plan. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

(1)  Represents the Midcap Market Performance Index.***

(2)  Represents an arithmetic composite consisting of 75% MDAX*/25% NEMAX 50** from 1/1/03–3/31/03 and 100% Midcap Market Performance Index from 4/1/03–12/31/03.

    *  MDAX is a total rate of return index of 50 mid-cap issues that rank below the DAX. DAX is the total rate of return index of 30 selected German blue chips stocks traded on the Frankfurt stock exchange.

 **  NEMAX 50 is comprised of the 50 largest technology issues from the Prime Segment that are ranked below the DAX.

 ***  Midcap Market Performance Index is a total return index that is composed of various MDAX and TecDAX**** issues, reflecting the performance of the mid-caps across all sectors of the Prime Segment.

****  TecDAX is a total return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Segment beneath the DAX.

Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investments in funds involve risk including the loss of principal.

This Fund is diversified but primarily focuses its investments in Germany, thereby increasing its vulnerability to developments in that country. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility.

Closed-end funds, unlike open-end funds, are not continuously offered. Shares, once issued, are traded in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

The Fund has elected to not be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz). As a result, German investors in the Fund may be subject to less favorable lump-sum taxation under German law.

FUND HISTORY AS OF DECEMBER 31, 2007 (continued)

STATISTICS:

Net Assets	$480,723,638
Shares Outstanding	24,804,698
NAV Per Share	$19.38

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

Record Date	Payable Date	Ordinary Income	LT Capital Gains	Total
12/21/07	01/10/08	$0.255	$—	$0.255	**
05/03/07	05/15/07	$0.340	$—	$0.340
12/21/06	12/28/06	$0.055	$—	$0.055
05/05/06	05/15/06	$0.150	$—	$0.150
12/22/05	12/30/05	$0.410	$—	$0.410
05/19/05	05/27/05	$0.140	$—	$0.140
12/22/04	12/31/04	$0.230	$—	$0.230
05/06/04	05/14/04	$0.050	$—	$0.050
12/22/03	12/31/03	$0.022	$—	$0.022
07/24/03	07/30/03	$0.003	$—	$0.003
11/20/00	11/29/00	$0.010	$1.30	$1.310
09/01/00	09/15/00	$0.070	$0.35	$0.420

OTHER INFORMATION:

NYSE Ticker Symbol	GF
NASDAQ Symbol	XGFNX
Dividend Reinvestment Plan	Yes
Voluntary Cash Purchase Program	Yes
Annual Expense Ratio (12/31/07)*	1.00%

 *  Represents expense ratio before custody credits. Please see "Financial Highlights" section of this report.

**  Although this distribution is payable in 2008, it is taxable in 2007.

Fund statistics and expense ratio are subject to change. Distributions are historical, will fluctuate and are not guaranteed.

PORTFOLIO BY MARKET SECTOR AS OF DECEMBER 31, 2007 (As a % of Portfolio's Assets)

10 LARGEST EQUITY HOLDINGS AS OF DECEMBER 31, 2007 (As a % of Portfolio's Net Assets)

1.	K + S	6.9%
2.	Fresenius	5.6%
3.	Q-Cells	5.3%
4.	EADS	4.7%
5.	SGL Carbon	3.8%
6.	GEA Group	3.7%
7.	Solarworld	3.3%
8.	IVG Immobilien	3.2%
9.	United Internet	3.1%
10.	Software	3.0%

Portfolio by Market Sector and 10 Largest Equity Holdings are subject to change and is not indicative of future portfolio composition.

Following the Fund's fiscal first and third quarter-ends, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The forms are available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

INTERVIEW WITH THE LEAD PORTFOLIO MANAGER — Ralf Oberbannscheidt

Question:One of the government's major initiatives over the past few years has been to address German unemployment. Has any progress been made?

Answer: German unemployment fell to 8.4% in December — its lowest level in more than a decade — helped by contributions from stable growth in the economy and positive developments in the business cycle. Despite seeming high by United States (US) standards, the German unemployment rate is calculated differently and also represents a significant improvement over past years, when the rate had stubbornly lingered above 10%. The strong labor market performance should continue to support private consumption, as disposable income should benefit from the favorable trend in employment and wage growth. The recent rise in inflation to more than 3% year-over-year in Germany and still high capacity utilization should lead to an increase in negotiated wages, which we expect to increase in line with inflation in 2008. Despite the trend toward higher wages, we be lieve Germany continues to defend its market share in the face of fierce global competition. However, with one in five jobs in Germany linked to the export market, a potential slowdown in global demand could hinder the German employment picture.

Question:Concerns of a potential recession in the US are increasingly troubling investors. Is Germany also facing a possible recession and what is the impact on German small- and mid-cap companies?

Answer: The European Central Bank has maintained a bias toward containing inflation, indicating that it is not overly concerned about an economic slowdown. However, sentiment and other indicators have deteriorated, and while Germany and the rest of Euroland may not be facing a recession, we believe a slowdown is ahead and the risks are to the downside. In recent meetings, company managements have told us that they do not see any indications of a slowdown in their business, but we believe their vision may be limited at this point. Particularly with small- and mid-cap companies, uncertain economic times are when it is most important to keep in close contact with company managements. We will be talking regularly with the companies in which the fund invests and watching for any sign of a slowdown (such as an increase in order cancellations), as we continue to i nvestigate not only which sectors are being impacted but also which companies appear best positioned to weather the storm.

Question:In light of market movements over the past six months, how do small- and mid-cap stocks look from a valuation perspective?

Answer: Over the last few months, 2008 earnings expectations for German MDAX companies were unchanged while EPS estimates for TecDAX companies were reduced by 5%. Consequently, the valuation premium of small- and mid-cap stocks compared to large caps almost disappeared. German MDAX companies trade at around 12.8x 2008 estimated earnings while German blue chips are trading at about 12.5x 2008 estimated earnings. However, in light of elevated macro-economic risks, we remain cautious as 2008 estimated earnings may see stronger downgrades for German small- and mid-cap stocks, though there are a number of German small- and mid-cap companies that are global leaders in their sector and thus well-positioned to pass on prices and maintain margins.

DIRECTORS OF THE FUND

Name, Address and Age*	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director
John Bult, 71(1)(2) Class II	Chairman, PaineWebber International (since 1985)	Director, The European Equity Fund, Inc. (since 1986) and The Central Europe and Russia Fund, Inc. (since 1990). Director, The Greater China Fund, Inc. (closed end fund).

Ambassador Richard R. Burt, 60(1) Class I	Senior Advisor, Kissinger McLarty Associates (international strategic advisory) (since 2007). Chairman, Diligence, LLC (international information and risk management firm) (2002-2007). Chairman, IEP Advisors, Inc. (information services firm) (1998-2001). Chairman of the Board, Weirton Steel Corp. (1996-2004). Formerly, Partner, McKinsey & Company (consulting firm) (1991-1994). U.S. Ambassador to the Federal Republic of Germany (1985-1989).	Director, The European Equity Fund, Inc. and The Central Europe and Russia Fund, Inc. (since 2000). Board Member, IGT, Inc. (gaming technology) (since 1995). Director, UBS family of Mutual Funds (since 1995). Board Member, IICL Technologies, Inc. (information technology and product engineering) (since 1999). Member, Textron Inc. International Advisory Council (aviation, automotive, industrial operations, and finance) (since 1996).

John H. Cannon, 65(1) Class II	Consultant (since 2002); Vice President and Treasurer, Venator Group/Footlocker Inc. (footwear retailer) (until 2002).	Director of The Central Europe and Russia Fund, Inc. and The European Equity Fund, Inc. (since 2004).

Richard Karl Goeltz, 65 Class I	Consultant. Vice Chairman and Chief Financial Officer of American Express Co. (1996-2000); Former Chief Financial Officer and Member of the Board of Directors of National Westminster Bank Plc. (1992-1996). Former Executive Vice President-Finance (1986-1991) and Vice President-Finance (1976-1986) of The Seagram Company Ltd.	Independent Non-Executive Director of Aviva plc (financial services), Director of Delta Air Lines Inc., Federal Home Loan Mortgage Corp. ("Freddie Mac") and The Warnaco Group Inc.; Member of the Court of Governors and the Council of the London School of Economics and Political Science.

DIRECTORS OF THE FUND (continued)

Name, Address and Age*	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director
Dr. Friedbert Malt, 66(1) Class III	Vice Chairman and Member of the Executive Committee of NOL Neptune Orient Lines Ltd., Singapore ("NOL") (since 2002). Advisor to the Board of Managing Directors of DZ Bank, Frankfurt (2002).	Member of the Board of NOL (since 2000). Director, The European Equity Fund, Inc. (since 2007) and The New Germany Fund, Inc. (since 2007). Director, TÜV Rheinland of North America, Inc. (independent testing and assessment services).

Dr. Franz Wilhelm Hopp, 65 Class III	Former Member of the Boards of Management of ERGO Versicherungsgruppe AG, ERGO Europa Beteiligungsgesellschaft AG, and ERGO International AG (insurance) (over five years); Member of the Boards of Management of VICTORIA Holding, VICTORIA Lebensversicherung AG, VICTORIA Versicherung AG, VICTORIA International, VICTORIA Rückversicherung AG and D.A.S. Versicherungs-AG. (insurance)	Chairman of the Supervisory Board of Ideenkapital Media Finance. Member of the Supervisory Boards of Jenoptik, AG; TMW Immobilien AG; Oesterreichische Volksbanken; KarastadtQuelle Bank GmbH; GFKL Financial Services AG; MEAG Munich ERGO Kapitalanlagegesellschaft mbH; Internationales Immobilieninstitut GmbH; TMW Real Estate Group L.P., and Victoria Volksbanken, Oesterreich. Member of the Administrative Boards of Frankfurter Volksbank and HSBC Trinkaus & Burkhardt. Member of the Advisory Boards of Dresdner Bank AG; EnBW Energie Baden-Wuerttemberg AG; Falke Bank AG; Landeskreditbank Baden-Wuerttemberg; Millenium Entertainment Partners L.P. and MPE Hotel, LLC.

Ernst-Ulrich Matz, 73 Class III	Consultant. Vice Chairman of the Supervisory Boards of Bopp & Reuther AG (valve, control, measurement and safety technology) (1990-2001). Chief Financial Officer and member of the Board of Directors of IWKA Aktiengesellschaft (production and manufacturing technology) (1978-2000). Member of the Supervisory Boards of Ex-Cell-O AG (machine tool and system manufacturer) (1996-2001) and ARO SA (1978-2000) (resistance welding).	Member of the District Advisory Board of Gerling- Konzern (until 2002); Chairman of the Rumanian Group in the German East-West Trade Committee (until 2002); Member of Advisory Council of Herder GmbH & Co. KG; Member of Supervisory Board of Photon AG. Member of the District Advisory Board of Deutsche Bank AG, Mannheim (until 1999).

DIRECTORS OF THE FUND (continued)

Name, Address and Age*	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director
Christian H. Strenger, 64(1)(2) Class I	Member of Supervisory Board (since 1999) and formerly Managing Director (1991-1999) of DWS Investment GmbH (investment management), a subsidiary of Deutsche Bank AG.	Director of The European Equity Fund, Inc. (since 1986) and The Central Europe and Russia Fund, Inc. (since 1990). Member, Supervisory Board, Fraport AG (international airport business) and Hermes Focus Asset Management Europe Ltd. (asset management).

Dr. Frank Trömel, 71(1) Class III	Deputy Chairman of the Supervisory Board of DELTON AG (strategic management holding company operation in the pharmaceutical, household products, logistics and power supply sectors) (2000-2006). Member (since 2000) and Vice-President (2002-2006) of the German Accounting Standards Board; Chairman of the Board of Managing Directors of DELTON AG (1990-1999); Chairman of the Board of Managing Directors of AL TANA AG (1987-1990) (management holding company for pharmaceutical and chemical operation) and Member of the Board (1977-1987).	Director, The European Equity Fund, Inc. and The Central Europe and Russia Fund, Inc. (since 2005).

Robert H. Wadsworth, 67(1)(3) Class I	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1983-present).	Director, The European Equity Fund, Inc. (since 1986) and The Central Europe and Russia Fund, Inc. (since 1990) as well as other funds in the Fund Complex as indicated.

Werner Walbröl, 70(1) Class II	President and Chief Executive Officer, The European American Chamber of Commerce, Inc. Formerly, President and Chief Executive Officer, The German American Chamber of Commerce, Inc. (until 2003).	Director of The European Equity Fund, Inc. (since 1986) and The Central Europe and Russia Fund, Inc. (since 1990). Director, TÜV Rheinland of North America, Inc. (independent testing and assessment services). Director, The German American Chamber of Commerce, Inc. President and Director, German-American Partnership Program (student exchange programs).

DIRECTORS OF THE FUND (continued)

Name, Address and Age*	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director
Peter Zühlsdorff, 66 Class II	Managing Director of DIH Deutsche Industrie Holding (holding company) (since 1997). Managing Director of DSD Duales System Deutschland AG (recycling) (since 2004). Managing Director of Tengelmann Unternehmensgruppe (food and specialty retailing) (1998-2003). Managing Director of Bewerbungskommitee Leipzig 2012 GmbH (olympic bid committee) (2004) and Managing Director of PZ Sportpark GmbH (1996-2003).	Chairman of the Supervisory Board, Sinn Leffers AG (retail) and Escada AG (fashion). Member of the Supervisory Board, Deutz AG (heavy machinery and engines) and Kaisers Tengelmann AG (food and specialty retailing). Member of the Advisory Board, Tengelmann Verwaltungs-und Beteiligungsgesellschaft GmbH (food and specialty retailing), DSD-Duales System Deutschland GmbH, Bahlsen GmbH & Co. KG (bakery goods), Ziegler Film (TV and film productions) and Deutsche Sporthilfe.

Each has served as a Director of the Fund since the Fund's inception in 1990 except for Mr. Wadsworth, who was elected to the Board on June 19, 1992; Dr. Hopp, who was elected on June 18, 1993; Mr. Matz who was elected on June 29, 1995; Mr. Zühlsdorff, who was elected on June 20, 1997; Ambassador Burt, who was elected on April 23, 2004, Mr. Walbröl, who was elected on April 23, 2004 and Dr. Malt was elected to the Board on July 23, 2007. The term of office for Directors in Class I expires at the 2010 Annual Meeting, Class II expires at the 2008 Annual Meeting and Class III expires at the 2009 Annual Meeting.

(1)  Indicates that Messrs. Bult, Burt, Cannon, Malt, Trömel, Walbröl, Wadsworth and Strenger each also serve as a Director of The European Equity Fund, Inc. and The Central Europe and Russia Fund, Inc., two other closed-end registered investment companies for which Deutsche Investment Management Americas, Inc. acts as manager.

(2)  Indicates "interested" Director, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Bult is an "interested" Director because of his affiliation with PaineWebber International, an affiliate of UBS Securities Inc., a registered broker-dealer; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft für Werpapiersparen mbH ("DWS"), a majority-owned subsidiary of Deutsche Bank AG and because of his ownership of Deutsche Bank AG shares.

(3)  Indicates that Mr. Wadsworth also serves as Director/Trustee of the following open-end investment companies: DWS Balanced Fund, DWS Blue Chip Fund, DWS Equity Trust, DWS High Income Series, DWS State Tax-Free Income Series, DWS Strategic Income Fund, DWS Target Fund, DWS Technology Fund, DWS U.S. Government Securities Fund, DWS Value Series, Inc., DWS Variable Series II, Cash Account Trust, Investors Cash Trust, Investors Municipal Cash Fund, Tax-Exempt California Money Market Fund and DWS Money Funds. Mr. Wadsworth also serves as Director of Dreman Value Income Edge Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust, and DWS Strategic Municipal Income Trust, closed-end investment companies. These Funds are advised by Deutsche Investment Management Americas Inc., an indirect wholly-owned subsidiary of Deutsche Bank AG.

(4)  Inception date of corporation which was predecessor to the LLC.

*  The address of each director is 345 Park Avenue, New York, NY 10154.

OFFICERS OF THE FUND*

Name, Age	Principal Occupations During Past Five Years
Michael G. Clark(2)(5), 42 President and Chief Executive Officer	Managing Director(4), Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Paul Schubert(1)(5), 44 Chief Financial Officer and Treasurer	Managing Director(4), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

David Goldman(2)(5), 34 Secretary	Vice President, Deutsche Asset Management

John Millette(2)(6), 45 Assistant Secretary	Director(4), Deutsche Asset Management

Elisa D. Metzer(2)(5), 45 Chief Legal Officer	Director(4), Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)

Brett Rogers(3)(5), 31 Chief Compliance Officer	Vice President, Deutsche Asset Management (2005-present). Formerly, Assistant Vice President, Deutsche Asset Management

Each also serves as an Officer of The European Equity Fund, Inc. and The Central Europe and Russia Fund, Inc., two other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as manager.

*  As a result of their respective positions held with the Manager, these individuals are considered "interested persons" of the Manager within the meaning of the 1990 Act. Interested persons receive no compensation from the Fund.

(1)  Since 2004.

(2)  Since 2006.

(3)  Since 2007.

(4)  Executive title, not a board directorship.

(5)  Address: 345 Park Avenue, New York, New York 10154.

(6)  Address: Two International Place, Boston, Massachusetts 02110.

SHARES REPURCHASED AND ISSUED

The Fund has been purchasing shares of its common stock in the open market. Shares repurchased and shares issued for dividend reinvestment for the past five years are as follows:

Fiscal years ended December 31,	2007	2006	2005	2004	2003
Shares repurchased	—	155,500	689,500	1,245,300	1,079,300
Shares issued for dividend reinvestment	—	—	369,273	81,662	35,920

PRIVACY POLICY AND PRACTICES

We never sell customer lists or information about individual clients (stockholders). We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, we may obtain information about stockholders whose shares are registered in their names. For purposes of these policies, "clients" means stockholders of the Fund. (We generally do not have knowledge of or collect personal information about stockholders who hold Fund shares in "street" name," such as through brokers or banks.) Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information may be shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing the client's account with us. The organizations described above that receive client information may only use it for the purpose designated by the Fund.

We may also disclose nonpublic personal information about clients to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm from such activity.

PROXY VOTING

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.germanyfund.com or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 437-6269.

CERTIFICATIONS

The Fund's chief executive officer has certified to the New York Stock Exchange that, as of July 20, 2007, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the Securities and Exchange Commission on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's chief executive officer and chief financial officer that relate to the Fund's disclosure in such reports and that are required by rule 30a-2(a) under the Investment Company Act of 1940.

THE NEW GERMANY FUND
SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007

Shares	Description	Value(a)
INVESTMENTS IN GERMAN SECURITIES– 92.7%
	COMMON STOCKS – 84.3%
	AEROSPACE & DEFENSE – 1.7%
135,000	MTU Aero Engines Holding	$7,888,320
	AUTO COMPONENTS – 2.2%
55,000	ElringKlinger	6,829,240
80,000	Leoni	3,926,630
		10,755,870
	CAPITAL MARKETS – 1.0%
55,000	MPC Muenchmeyer Petersen Capital†	4,913,839
	CHEMICALS – 11.9%
140,200	K + S†	33,331,877
220,000	Lanxess	10,798,234
45,000	Wacker Chemie†	12,996,007
		57,126,118
	COMMERCIAL BANKS – 1.1%
120,000	Aareal Bank	5,486,765
	COMPUTERS & PERIPHERALS – 1.8%
90,000	Wincor Nixdorf	8,545,680
	CONSTRUCTION & ENGINEERING – 6.2%
92,000	Bauer	6,518,090
177,200	Bilfinger Berger	13,662,301
70,000	Hochtief	9,407,552
		29,587,943
	ELECTRICAL EQUIPMENT – 16.2%
145,000	Nordex*†	6,682,795
180,000	Q-Cells*†	25,663,334
335,000	SGL Carbon*	18,116,403
264,000	Solarworld†	16,100,938
377,220	Tognum*	11,356,996
		77,920,466
	HEALTHCARE PROVIDERS & SERVICES – 3.0%
111,000	Celesio	6,891,324
232,000	Rhoen Klinikum	7,313,583
		14,204,907
	INDUSTRIAL CONGLOMERATES – 2.5%
151,709	Rheinmetall	12,051,506

Shares	Description	Value(a)
	INSURANCE – 2.3%
42,000	AMB Generali Holding	$6,549,497
100,000	Hannover Ruckversicherungs	4,608,824
		11,158,321
	INTERNET SOFTWARE & SERVICES – 3.1%
620,000	United Internet	15,079,838
	LIFE SCIENCES TOOLS & SERVICES – 0.4%
35,000	Gerresheimer*	1,953,090
	MACHINERY – 7.3%
505,000	GEA Group*	17,557,355
114,000	Krones	9,157,551
370,000	Max Automation	3,210,546
65,234	Pfeiffer Vacuum Technology	5,241,161
		35,166,613
	METALS & MINING – 2.5%
80,000	Salzgitter	11,925,971
	PERSONAL PRODUCTS – 1.6%
99,483	Beiersdorf	7,702,213
	PHARMACEUTICALS – 1.9%
145,000	Stada Arzneimittel	8,906,863
	REAL ESTATE MANAGEMENT & DEVELOPMENT – 4.5%
120,000	Deutsche Euroshop	4,119,456
450,000	IVG Immobilien	15,500,549
400,000	RCM Beteiligungs*	1,823,078
		21,443,083
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.5%
242,720	Kontron	4,864,637
371,600	Suess MicroTec*	2,328,755
		7,193,392
	SOFTWARE – 3.0%
165,000	Software AG	14,599,308
	SPECIALITY RETAIL – 1.6%
134,625	Douglas Holdings	7,758,245
	TEXTILE, APPAREL & LUXURY GOODS – 4.2%
139,000	Hugo Boss Ag-Ord	8,040,828
30,500	Puma†	12,163,351
		20,204,179

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND
SCHEDULE OF INVESTMENTS — DECEMBER 31, 2007 (continued)

Shares	Description	Value(a)
	THRIFTS & MORTGAGE FINANCE – 0.6%
36,000	Interhyp†	$2,605,249
	TRADING COMPANIES & DISTRIBUTORS – 0.3%
40,000	Kloeckner & Co.	1,606,880
	TRANSPORTATION INFRASTRUCTURE – 0.9%
50,610	Hamburger Hafen und Logistik*	4,509,796
	WIRELESS TELECOMMUNICATIONS SERVICES – 1.0%
205,000	Freenet	4,788,429
	Total Common Stocks (cost $236,494,742)	405,082,884
	PREFERRED STOCKS – 8.4%
	HEALTHCARE EQUIPMENT & SUPPLIES – 6.7%
326,062	Fresenius	27,102,117
135,789	Sartorius	5,355,735
		32,457,852
	MEDIA – 1.7%
333,400	Prosieben Sat. 1 Media†	7,982,434
	Total Preferred Stock (cost $19,150,228)	40,440,286
	Total Investments in German Securities (cost $255,644,970)	445,523,170
INVESTMENTS IN DUTCH COMMON STOCKS – 6.3%
	AEROSPACE & DEFENSE – 4.7%
705,000	EADS†	22,481,931
	LIFE SCIENCES TOOLS & SERVICES – 1.6%
360,000	Qiagen*†	7,793,660
	Total Investments in Dutch Common Stocks (cost $19,200,186)	30,275,591

Shares	Description	Value(a)
INVESTMENTS IN FRENCH COMMON STOCKS – 0.3%
	IT SERVICES – 0.3%
40,000	Business & Decision* (cost $1,022,425)	$1,364,387
	Total Investments in Common & Preferred Stocks – 99.3% (cost $275,867,581)	477,163,148
SECURITIES LENDING COLLATERAL – 15.6%
74,992,452	Daily Assets Institutional Fund, 5.03%(b)(c) (cost $74,992,452)	74,992,452
CASH EQUIVALENTS – 0.0%
6,300	Cash Management QP Trust, 4.67%(c) (cost $6,300)	6,300
	Total Investments – 114.9% (cost $350,866,333)	552,161,900
	Other Assets and Liabilities, Net – (14.9%)	(71,438,262)
	NET ASSETS–100.0%	$480,723,638

*  Non-income producing securities.

†  All or a portion of these securities were on loan. The value of all securities loaned at December 31, 2007 amounted to $70,832,173 which is 14.7% of the net assets.

(a)  Values stated in US dollars.

(b)  Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(c)  Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

ASSETS
Investments:
Investments, at value, (cost $275,867,581) — including $70,832,173 of securities loaned	$477,163,148
Investment in Cash Management QP Trust (cost $6,300)	6,300
Investment in Daily Assets Fund Institutional (cost $74,992,452)*	74,992,452
Total investments, at value (cost $350,866,333)	552,161,900
Cash	3,502
Foreign currency, at value (cost $8,726,413)	9,077,766
Foreign withholding tax refund receivable	29,145
Interest receivable	28,251
Due from insurance provider	1,243,464
Other assets	74,572
Total assets	562,618,600
LIABILITIES
Payable upon return of securities loaned	74,992,452
Management fee payable	224,067
Investment advisory fee payable	105,393
Payable for Directors' fees and expenses	9,325
Distributions payable	6,325,198
Accrued expenses and accounts payable	238,527
Total liabilities	81,894,962
NET ASSETS	$480,723,638
Net assets consist of:
Paid-in capital, $.001 par (Authorized 80,000,000 shares)	$432,308,125
Cost of 9,944,643 shares held in Treasury	(95,213,277)
Distributions in excess of net investment income	(1,440,194)
Accumulated net realized loss on investments and foreign currency	(56,580,666)
Net unrealized appreciation on investments and foreign currency	201,649,650
Net assets	$480,723,638
Net asset value per share ($480,723,638 ÷ 24,804,698) shares of common stock issued and outstanding)	$19.38

*Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND
STATEMENT OF OPERATIONS

For the year ended December 31, 2007
NET INVESTMENT INCOME:
Investment Income
Dividends (net of foreign withholding taxes of $898,024)	$7,726,134
Interest	302,473
Interest - Cash Management QP Trust	1,425
Securities lending, including income from Daily Assets Fund Institutional, net of borrower rebates	800,135
Total investment income	8,830,167
Expenses:
Management fee	2,641,686
Investment advisory fee	1,255,479
Custodian fee	224,944
Services to shareholders	34,632
Reports to shareholders and shareholder meetings	201,974
Directors' fees and expenses	201,170
Professional fees	70,965
NYSE Listing fee	12,415
Total expenses before custody credits and expense reductions	4,643,265
Less: custody credits*	(1,685)
Net expenses	4,641,580
Net investment income	4,188,587
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	64,350,706
Foreign currency	846,566
Change in net unrealized appreciation (depreciation) during the period on:
Investments	27,839,655
Foreign currency	324,290
Net gain on investments and foreign currency	93,361,217
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$97,549,804

*The custody credits are attributable to interest earned on U.S. cash balances held on deposit at the custodian.

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended December 31, 2007	For the year ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$4,188,587	$1,059,769
Net realized gain on:
Investments	64,350,706	47,015,213
Foreign currency	846,566	662,679
Change in net unrealized appreciation (depreciation) on:
Investments	27,839,655	74,232,326
Foreign currency	324,290	29,997
Net increase in net assets resulting from operations	97,549,804	122,999,984
Distributions to shareholders:
Net investment income	(14,758,795)	(5,084,963)
Capital share transactions:
Cost of shares repurchased (0 and 155,500 shares, respectively)	—	(1,807,438)
Net decrease in net assets from capital share transactions	—	(1,807,438)
Total increase in net assets	82,791,009	116,107,583
NET ASSETS
Beginning of year	397,932,629	281,825,046
End of year (including distributions in excess of net investment income of $1,440,194 and $836,571, as of December 31, 2007 and December 31, 2006, respectively)	$480,723,638	$397,932,629

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each of the periods indicated:

	For the years ended December 31,
	2007	2006	2005		2004		2003
Per share operating performance:
Net asset value:
Beginning of period	$16.04	$11.29	$10.51		$8.72		$4.53
Net investment income (loss)	.17 (a)	.04 (a)	(.01	)(a)	(.01	)(a)	—
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.77	4.91	1.32		2.00		4.17
Increase (decrease) from investment operations	3.94	4.95	1.31		1.99		4.17
Increase resulting from share repurchases	—	.01	.04		.08		.05
Distributions from net investment income	(.60)	(.21)	(.55)		(.28)		(.03)
Dilution in net asset value from dividend reinvestment	—	—	(.02)		.00	(b)	.00 (b)
Net asset value:
End of period	$19.38	$16.04	$11.29		$10.51		$8.72
Market value:
End of period	$17.48	$14.47	$10.19		$9.05		$7.16
Total investment return for the period†:
Based upon market value	25.14%	44.13%	18.94%		30.50%		102.42%
Based upon net asset value	25.17%	43.94%	13.68%		24.44%		93.07%
Ratio to average net assets:
Total expenses before custody credits*	1.00%	1.30%	1.64%		1.24%		1.40%
Net investment income (loss)	.90%	.31%	(.07)%		(.08)%		.05%
Portfolio turnover	47.42%	45.46%	51.70%		58.42%		86.07%
Net assets at end of period (000's omitted)	$480,724	$397,933	$281,825		$265,810		$230,587

 (a) Based on average shares outstanding during the period.

 (b) Amount is less than $.005 per share.

  †  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividend and capital gain distributions, if any, at prices received under the Fund's reinvestment plan. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

  *  The custody credits are attributable to interest earned on U.S. cash balances. The ratio of total expenses after custody credits to average net assets are 1.00%, 1.30%, 1.63%, 1.24%, and 1.39% for 2007, 2006, 2005, 2004, and 2003, respectively.

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2007

NOTE 1. ACCOUNTING POLICIES

The New Germany Fund, Inc. (the "Fund") was incorporated in Maryland on January 16, 1990 as a non-diversified, closed-end management investment company. The Fund commenced investment operations on January 30, 1990. The Fund became a diversified fund on October 26, 2007.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation. If no sales price is available at that time, and both bid and ask prices are available, the securities are valued at the mean between the last current bid and ask prices; if no quoted asked prices are available, they are valued at the last quoted bid price. All securities for which market quotations are not readily available will be valued as determined in good faith by the Board of Directors of the Fund. The Fund calculates its net asset value per share at 11:30 a.m., New York time.

In September 2006, The Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

Securities Lending: The Fund lends securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to or greater than the "Margin Percentage" of the value of the securities loaned. "Margin Percentage" shall mean (i) for collateral which is denominated in the same currency as the loaned securities, 102%, and (ii) for collateral which is denominated in a currency different from that of the loaned securities, 105%. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exempt ive Orders issued by the SEC. As of December 31, 2007, the collateral was invested in the Daily Assets Institutional Fund, an affiliated money market fund managed by Deutsche Investment Management. Deutsche Investment Americas Inc. receives a management fee (.06% annualized effective rate as of December 31, 2007) on the cash collateral invested in the affiliated money fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent, and a portion of the interest that is paid to the borrower of the securities. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the 11:00 a.m. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2007 (continued)

investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments, which are included in net realized and unrealized gains and losses on investments.

Futures Contracts: A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Contingencies: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

The cost of investments at December 31, 2007 was $353,399,274 for United States Federal income tax purposes. Accordingly, as of December 31, 2007, net unrealized appreciation of investments aggregated $198,762,626, of which $202,766,038 and $4,003,412 related to gross unrealized appreciation and depreciation, respectively.

For United States Federal income tax purposes, the Fund had a capital loss carry forward at December 31, 2007 of approximately $56,536,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2010, whichever occurs first.

During the year ended December 31, 2007, the Fund utilized $55,053,000 of its prior year capital loss carryforward.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund has reviewed the tax positions for each of the three open tax years as of December 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. Each of the fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2007 (continued)

distributions; however, net investment income, net realized gains and net assets are not affected.

At December 31, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$1,089,919
Capital loss carryforward	$(56,536,000)
Net unrealized appreciation	$198,762,626

*For tax purposes short-term capital gains are considered ordinary income.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Year's Ended December 31
	2007	2006
Distributions from ordinary income	$14,758,795	$5,084,963

During the year ended December 31, 2007, the Fund reclassified permanent book and tax differences as follows:

Increase (decrease)
Distribution in excess of net investment income	$9,966,585
Accumulated net realized loss on investments and foreign currency transactions	$(9,976,902)
Paid-in capital	$10,317

NOTE 2. MANAGEMENT AND INVESTMENT
ADVISORY AGREEMENTS

The Fund has a Management Agreement with Deutsche Investment Management Americas Inc. (the "Manager"). The Fund has an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $100 million, .55% of such assets in excess of $100 million and up to $500 million, and .50% of such assets in excess of $500 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million. Accordingly, for the year ended December 31, 2007, the combined fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annual effective rate of .84% of the Fund's average net assets.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objectives, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3.TRANSACTIONS WITH AFFILIATES

DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Manager, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Prior to February 1, 2007, Investors Bank & Trust Company was the transfer agent, dividend paying agent and shareholder service agent of the Fund. Effective February 1, 2007, the Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent function to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2007, the amount charged to the Fund by DWS-SISC aggregated $34,632, of which $5,882 is unpaid.

For the year ended December 31, 2007, Deutsche Bank AG, the German parent Manager and Investment Adviser, and its

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2007 (continued)

affiliates received $4,440 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures.

Certain officers of the Fund are also officers of either the Manager or Deutsche Bank AG.

The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

On July 23, 2007, the Board approved the DWS Cash Management QP Trust (the "QP Trust") as the Fund's cash-sweep vehicle. The QP Trust is an affiliated unregistered fund managed by the Investment Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Investment Manager a management fee for the affiliated funds' investments in the QP Trust.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2007, were $216,251,269, and $222,889,779, respectively.

NOTE 5. INVESTING IN FOREIGN MARKETS

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

NOTE 6. CAPITAL

During the years ended December 31, 2007 and December 31, 2006, the Fund purchased 0 and 155,500 of its shares of common stock on the open market at a total cost of $0 and $1,807,438, respectively. The weighted average discount of these purchased shares comparing the purchased price to the net asset value at the time of purchase was 0% and 10.1%, respectively. These shares are held in treasury.

NOTE 7. LITIGATION

On June 6, 2005, Robert H. Daniels, a shareholder of the Fund, filed a putative class action complaint on behalf of all Fund shareholders against the Fund and its Directors, in the Circuit Court for Baltimore City, Maryland. This litigation arises out of an attempt in 2005 by a shareholder of the Fund to nominate and elect directors who were not qualified as Directors pursuant to the Fund's director qualification bylaw, which sets forth certain eligibility requirements for directors, including a requirement of relevant experience and country knowledge consistent with the Fund's strategy of investment in German companies. Mr. Daniels sought declaratory and injunctive relief, as well as attorneys' fees, experts' fees and costs.

On July 12, 2005, the Fund and its Directors removed the case to the United States District Court for the District of Maryland. On August 26, 2005, the Fund and its directors filed a motion to dismiss the complaint on various grounds. On March 29, 2006, the judge denied the motion to dismiss and litigation proceeded. On March 21, 2007, the Fund and its directors moved for summary judgment dismissing the action.

On July 23, 2007, the Board of Directors approved the terms of a settlement of the action. The settlement dismissed the litigation without a change to the bylaws. Pursuant to the settlement and an agreement with the shareholder group that sought to nominate competing directors in 2005 and subsequent years, the Fund would conduct an in-kind tender offer for 20% of the Fund's outstanding shares of common stock at 96% of net asset value per share. The Fund's obligation to conduct the tender offer, as well as the other terms of the settlement, became effective when the final judgment and order was entered by the Court on October 15, 2007. The Fund commenced the tender offer on December 21, 2007 (See Note 8).

NOTE 8. TENDER OFFER

In connection with the previously announced settlement of the civil class action Daniels vs. The New Germany Fund, Inc., on December 21, 2007 the Fund commenced an

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2007 (continued)

in-kind tender offer for up to 4,960,940 of its shares of common stock, representing approximately 20% of its issued and outstanding shares at a price per share equal to 96% of the net asset value per share as of the close of regular trading on the New York Stock Exchange on February 4, 2008.

The tender offer expired on February 1, 2008. The Fund accepted 4,960,940 properly tendered shares at a price equal to 96% of the net asset value on February 4, 2008. Approximately 9,708,691 shares of common stock, or approximately 39% of the Fund's common stock outstanding, were tendered through the stated expiration date. In accordance with the terms of the tender offer, the Fund purchased shares on a pro rata basis from all tendering shareholders. Accordingly, on a pro rata basis, 51.0979% of shares of each shareholder who properly tendered were accepted for payment.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
The New Germany Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The New Germany Fund, Inc. (the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in acc ordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
February 22, 2008

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(unaudited)

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A more complete description of the Plan is provided in the Plan brochure available from DWS Scudder Investments Service Company, the transfer agent (the "Transfer Agent"), P.O. Box 219066, Kansas City, Missouri 64105 (telephone 1-800-437-6269). Computershare, Inc.* (the "Plan Agent") acts as the plan agent under the Plan. A shareholder should read the Plan brochure carefully before enrolling in the Plan.

Under the Plan, participating shareholders ("Plan Participants") appoint the Transfer Agent to receive or invest Fund distributions as described below under "Reinvestment of Fund Shares." In addition, Plan Participants may make optional cash purchases through the Transfer Agent as often as once a month as described below under "Voluntary Cash Purchases." There is no charge to Plan Participants for participating in the Plan, although when shares are purchased under the Plan by the Plan Agent on the New York Stock Exchange or otherwise on the open market, each Plan Participant will pay a pro rata share of brokerage commissions incurred in connection with such purchases, as described below under "Reinvestment of Fund Shares" and "Voluntary Cash Purchases."

Reinvestment of Fund Shares. Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable, at the election of shareholders, either in cash or in Fund shares, or payable only in cash, the Transfer Agent shall automatically elect to receive Fund shares for the account of each Plan Participant.

Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund's common stock equals or is less than the market price per share on the valuation date (the "Market Parity or Premium"), the Transfer Agent shall apply the amount of such dividend or distribution payable to a Plan Participant to the purchase from the Fund of Fund Shares for a Plan Participant's account, except that if the Fund does not offer shares for such purpose because it concludes Securities Act registration would be required and such registration cannot be timely effected or is not otherwise a cost-effective alternative for the Fund, then the Transfer Agent shall follow the procedure described in the next paragraph. The number of additional shares to be credited to a Plan Participant's acc ount shall be determined by dividing the dollar amount of the distribution payable to a Plan Participant by the net asset value per share of the Fund's common stock on the valuation date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share. The valuation date will be the payable date for such dividend or distribution.

Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund's common stock exceeds the market price per share on the valuation date (the "Market Discount"), the Plan Agent shall apply the amount of such dividend or distribution payable to a Plan Participant (less a Plan Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for a Plan Participant's account. The valuation date will be the payable date for such dividend or distribution. Such purchases will be made on or shortly after the valuation date and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws.

The Transfer Agent or the Plan Agent may aggregate a Plan Participant's purchases with the purchases of other Plan Participants, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent shall be the price per share allocable to each Plan Participant.

For all purposes of the Plan, the market price of the Fund's common stock on a payable date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange (or, if different, the principal exchange for Fund shares) on that date, then the

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(unaudited) (continued)

mean between the closing bid and asked quotations for such stock on such Exchange on such date. The net asset value per share of the Fund's common stock on a valuation date shall be as determined by or on behalf of the Fund.

The Transfer Agent may hold a Plan Participant's shares acquired pursuant to the Plan, together with the shares of other Plan Participants acquired pursuant to this Plan, in non-certificated form in the name of the Transfer Agent or that of a nominee. The Transfer Agent will forward to each Plan Participant any proxy solicitation material and will vote any shares so held for a Plan Participant only in accordance with the proxy returned by a Plan Participant to the Fund. Upon a Plan Participant's written request, the Transfer Agent will deliver to a Plan Participant, without charge, a certificate or certificates for the full shares held by the Transfer Agent.

Voluntary Cash Purchases. Plan Participants have the option of making investments in Fund shares through the Transfer Agent as often as once a month. Plan Participants may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the Plan.

The Plan Agent shall apply such funds (less a Plan Participant's pro rata share of brokerage commissions or other costs, if any) to the purchase on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market of Fund shares for such Plan Participant's account, regardless of whether there is a Market Parity or Premium or a Market Discount. The Plan Agent will purchase shares for Plan Participants on or about the 15th of each month. Cash payments received by the Transfer Agent less than five business days prior to a cash purchase investment date will be held by the Transfer Agent until the next month's investment date. Uninvested funds will not bear interest. Plan Participants may withdraw any voluntary cash payment by written notice received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Enrollment and Withdrawal. Both current shareholders and first-time investors in the Fund are eligible to participate in the Plan. Current shareholders my join the Plan by either enrolling their shares with the Transfer Agent or by making an initial cash deposit of at least $250 with the Transfer Agent. First-time investors in the Fund may join the Plan by making an initial cash deposit of at least $250 with the Transfer Agent. In order to become a Plan Participant, shareholders must complete and sign the enrollment form included in the Plan brochure and return it, and, if applicable, an initial cash deposit of at least $250 directly to the Transfer Agent if shares are registered in their name. Shareholders who hold Fund shares in the name of a brokerage firm, bank or other nominee shou ld contact such nominee to arrange for it to participate in the Plan on such shareholder's behalf.

If the Plan Participant elects to participate in the Plan by enrolling current shares owned by the Plan Participant with the Transfer Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Transfer Agent receives the Plan Participant's written authorization, provided such authorization is received by the Transfer Agent prior to the record date for such dividend or distribution. If such authorization is received after such record date, the Plan Participant's participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.

If the Plan Participant elects to participate in the Plan by making an initial cash deposit of at least $250 with the Transfer Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Transfer Agent receives the Plan Participant's authorization and deposit, and after the Plan Agent purchases shares for the Plan Participant on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market, provided that the authorization and deposit are received, and the purchases are made by the Plan Agent prior to the record date. If such authorization and deposit are received after the record date, or if the Plan Agent purchases shares for the Plan Participant after the record date, the Plan

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(unaudited) (continued)

Participant's participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.

A shareholder's written authorization and cash payment must be received by the Transfer Agent at least five business days in advance of the next cash purchase investment date (normally the 15th of every month) in order for the Plan Participant to participate in the voluntary cash purchase feature of the Plan in that month.

Plan Participants may withdraw from the Plan without charge by written notice to the Transfer Agent. Plan Participants who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the Transfer Agent on their behalf, or to instruct the Transfer Agent to sell such full shares and distribute the proceeds, net of brokerage commissions, to such withdrawing Plan Participant. Withdrawing Plan Participants will receive a cash adjustment for the market value of any fractional shares held on their behalf at the time of termination. Withdrawal will be effective immediately with respect to distributions with a record date not less than 10 days later than receipt of such written notice by the Transfer Agent.

Amendment and Termination of Plan. The Plan may only be amended or supplemented by the Fund or by the Transfer Agent by giving each Plan Participant written notice at least 90 days prior to the effective date of such amendment or supplement, except that such notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory body.

The Plan may be terminated by the Fund or by the Transfer Agent by written notice mailed to each Plan Participant. Such termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of such written notice to the Plan Participants.

Federal Income Tax Implications of Reinvestment of Fund Shares. Reinvestment of Fund shares does not relieve Plan Participants from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when the Fund issues shares representing an income dividend or a capital gains dividend, a Participant will include in income the fair market value of the shares received as of the payment date, which will be ordinary dividend income or capital gains, as the case may be. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the Plan Agent, a Plan Participant will include in income the amount of the cash pay ment made. The basis of such shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable.

*  Effective October 15, 2007, the stock transfer business of UMB Bank, N.A. had been acquired by Computershare Limited. Consequently, Computershare Limited's affiliate, Computershare Inc., became Plan Agent under the Plan Agency Agreement.

2007 U.S. TAX INFORMATION (unaudited)

The Fund paid foreign taxes of $898,024 and earned $6,629,351 of foreign source income year during the year ended December 31, 2007. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $.04 per share as foreign taxes paid and $.27 per share as income earned from foreign sources for the year ended December 31, 2007.For Federal income tax purposes, the Fund designates approximately $9,487,000, or the maximum amount allowable under tax law, as qualified dividend income.

INVESTMENT MANAGEMENT AGREEMENT AND
INVESTMENT ADVISORY AGREEMENT APPROVAL

The Fund's directors unanimously approved the continuance of the management agreement between the Fund and Deutsche Investment Management Americas Inc. ("DIMA") and the investment advisory agreement between the Fund and Deutsche Asset Management International GmbH ("DeAMI") (together called the "agreements") at a meeting held on July 23, 2007.

In preparation for the meeting, the directors had requested and evaluated extensive materials from DIMA and DeAMI, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"). Prior to voting, the directors reviewed the proposed continuance of the agreements with management and with experienced counsel who are independent of DIMA and DeAMI and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in a private session with counsel at which no representatives of DIMA or DeAMI were present. In reaching their determination relating to continuance of the agreements, the directors considered all factors they believed relevant, including the following:

1. information comparing the Fund's performance to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment and administrative services rendered by DIMA and DeAMI;

3. payments received by DIMA and DeAMI from all sources in respect to the Fund and all investment companies in the DWS Scudder family of funds;

4. the costs borne by, and profitability of, DIMA and DeAMI and their affiliates in providing services to the Fund and to all investment companies in the DWS Scudder family of funds;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

7. DIMA's and DeAMI's policies and practices regarding allocation of the Fund's portfolio transactions, including the extent, if any, to which DIMA and DeAMI benefit from soft dollar arrangements;

8. the Fund's portfolio turnover rates compared to those of other investment companies with similar investment objectives;

9. fall-out benefits which DIMA, DeAMI and their affiliates receive from their relationships with the Fund;

10. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of DIMA and DeAMI; and

11. the terms of the agreements.

The directors also considered their knowledge of the nature and quality of the services provided by DIMA and DeAMI to the Fund gained from their experience, where relevant as directors of the European Equity Fund and the Central Europe and Russia Fund and other DWS Scudder funds, their confidence in DIMA's and DeAMI's integrity and competence gained from that experience and DIMA's and DeAMI's responsiveness to concerns raised by them in the past, including DIMA's and DeAMI's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and DIMA, as provided in the management agreement, and between the Fund and DeAMI, as provided in the investment advisory agreement, were fair and reasonable in light of the services performed, expenses

INVESTMENT MANAGEMENT AGREEMENT AND
INVESTMENT ADVISORY AGREEMENT APPROVAL (continued)

incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the directors' reaching their determination to approve the continuance of the agreements (including their determinations that DIMA and DeAMI should continue in those roles for the Fund, and that the fees payable to DIMA and DeAMI pursuant to the agreements are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by DIMA and DeAMI

The directors noted that, under the management agreement, DIMA acts as the Fund's corporate manager and administrator and, subject to the supervision of the Fund's board of directors and pursuant to recommendations made by DeAMI, determines suitable securities for investment by the Fund. Under the investment advisory agreement, DeAMI, in accordance with the Fund's investment objectives, policies and limitations, makes recommendations with respect to the Fund's investments and, upon instructions given by DIMA as to suitable securities for investment, transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on the Fund's behalf. Under the management agreement, DIMA also handles the Fund's relationships with shareholders, is responsible for compliance with regulatory and NYSE listing requirements, negotiates arrangements with third party service providers, provides the Fund's directors with relevant r eports, prepares the Fund's tax returns and SEC and shareholder reports, calculates dividends and net asset value, oversees payment of the Fund's expenses and maintains books and records. DIMA also provides the Fund with such office facilities and executive and other personnel adequate to perform its services. DIMA pays all of the compensation of the Fund's directors and officers who are interested persons of DIMA.

The directors considered the scope and quality of services provided by DIMA and DeAMI under the agreements and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, DIMA is responsible for maintaining and monitoring its own and the Fund's compliance programs, and these compliance programs have in recent years been refined and enhanced in light of evolving regulatory requirements. The directors considered the quality of the investment research capabilities of DIMA and DeAMI and the other resources they have dedicated to performing services for the Fund. The quality of administrative and other services, including DIMA's role in coordinating the activities of the Fund's other service providers, also were considered. The directors concluded that, overall, they were satisfied w ith the nature, extent and quality of services provided (and expected to be provided) to the Fund under the agreements.

Costs of Services Provided and Profitability to DIMA and DeAMI

At the request of the directors, DIMA provided information concerning profitability of DIMA's and DeAMI's respective investment advisory and investment company activities and their financial condition based on historical information for 2005 and 2006. The directors reviewed with DIMA assumptions and methods of allocation used by DIMA and DeAMI in preparing Fund specific profitability data. DIMA stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory clients served by an organization such as DIMA and DeAMI where each of the advisory clients draws on, and benefits from, the research and other resources of the Deutsche Bank organization. The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affecte d by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of possible fall-out benefits, on DIMA's and DeAMI's expenses, including any affiliated brokerage commissions.

The directors noted that during 2003 and 2004 DIMA discontinued using soft dollars to receive third party

INVESTMENT MANAGEMENT AGREEMENT AND
INVESTMENT ADVISORY AGREEMENT APPROVAL (continued)

research from brokers that execute purchases and sales of securities for us, and revised their policies to prohibit consideration of the sale of shares of DWS Scudder funds when selecting broker dealers to execute portfolio transactions for the Fund or other DWS Scudder funds. DIMA and DeAMI may continue to allocate brokerage to receive research generated by executing brokers and to receive other information services.

The directors recognized that DIMA and DeAMI should, in the abstract, each be entitled to earn a reasonable level of profits for the services it provides to us and, based on their review, concluded that DIMA's and DeAMI's levels of profitability from their relationships with us were not excessive.

Investment Results

In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular board meeting during the year. The directors reviewed information showing the Fund's performance compared to that of other European Closed End Funds compiled by Lipper (a total of 8 funds, including us). The directors also reviewed information showing performance of the Fund's benchmark index, currently The Germany Midcap Market Performance index of 80 stocks.

The comparative information showed that the Fund ranked in the third quartile for the one-, three-year and five-year periods ended December 31, 2006 and in the bottom quartile for the 10-year period. Because of its mid cap focus, the Fund's absolute performance in 2000-2002, following collapse of the mid cap market, was negative, but in line with its benchmark. The Fund's results were significantly positive in absolute terms in 2003-2006, and exceeded its benchmark, in 2003, 2004 and 2006. The Fund exceeded its benchmark, often substantially, in all but three of the years in the 10 years ended 2006. Taking into account these comparisons and the other factors considered, including the recent excellent performance, the directors concluded that the Fund's investment results over time were satisfactory.

Management and Investment Advisory Fees and Other Expenses

The directors considered the management and investment advisory fee rates paid by the Fund to DIMA and DeAMI. The directors recognized that it is difficult to make comparisons of management and advisory fees because there are variations in the services that are included in the fees paid by other funds. The Fund's expense comparison group consisted of 33 closed end country funds. The information showed that the Fund's current effective management fee rate of 0.806% was in the lowest third of the comparison group and below the average and the median for the comparison group. It was noted that the actual management fee rate for the same period was 0.850%. The directors noted that the Fund's effective fee rate reflects the effect of breakpoints at an asset level of $800 million for the comparison group review, while the actual management fee rate was based on actual assets of the Fund as of December 31, 2006. The directors also considered the Fu nd's total expense ratio in comparison to the fees and expenses of funds within the comparison group. The directors recognized that the expense ratio information for the Fund potentially reflected on DIMA's provision of services, as DIMA is responsible for coordinating services provided to the Fund by others. The directors also noted that the Fund's expense ratio was in the lowest third of the comparison group. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The directors noted that the Fund's management fee and investment advisory schedules do contain breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that breakpoints may be an appropriate way for DIMA and DeAMI to share their economies of scale with some funds that have substantial assets or that may grow materially over the next year. However, they also recognized that there is no direct relationship between the economies of scale realized by funds and those realized by DIMA and DeAMI as assets increase, largely because economies of scale are realized (if at all) by DIMA and DeAMI across a variety of products and services, and not only in respect of a single fund. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements were acceptable under the Fund's circumstances.

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EXECUTIVE OFFICES

345 Park Avenue, New York, NY 10154

MANAGER

Deutsche Investment Management Americas Inc.

INVESTMENT ADVISER

Deutsche Asset Management International GmbH

CUSTODIAN

Brown Brothers Harriman & Co.

TRANSFER AGENT

DWS Scudder Investments Service Company

LEGAL COUNSEL

Sullivan & Cromwell LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

DIRECTORS AND OFFICERS

CHRISTIAN H. STRENGER

Chairman and Director

JOHN A. BULT

Director

RICHARD R. BURT

Director

JOHN H. CANNON

Director

RICHARD KARL GOELTZ

Director

DR. FRANZ WILHELM HOPP

Director

DR. FRIEDBERT MALT*

Director

ERNST-ULRICH MATZ

Director

DR. FRANK TRÖMEL

Director

ROBERT H. WADSWORTH

Director

WERNER WALBRÖL

Director

PETER ZÜHLSDORFF

Director

MICHAEL CLARK

President and Chief Executive Officer

PAUL H. SCHUBERT

Chief Financial Officer and Treasurer

ELISA METZGER

Chief Legal Officer

BRETT ROGERS

Chief Compliance Officer

DAVID GOLDMAN

Secretary

JOHN MILLETTE

Assistant Secretary

*  Dr. Malt was elected to Board on July 23, 2007.

53313 (2/08)

VOLUNTARY CASH PURCHASE PROGRAM
AND DIVIDEND REINVESTMENT PLAN

The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan has been amended to allow current shareholders, who are not already participants in the Plan, and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Scudder Investments Service Company
210 W 10th Street 6th Floor
Attn Closed End Fund Area
Kansas City, MO 64105
Tel. 1-800-437-6269

This report, including the financial statements herein, is transmitted to the shareholders of The New Germany Fund, Inc. for their information. This is not a prospectus, circular or represen-tation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders, the interview with the lead portfolio manager and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accu-racy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the MDAX, NEMAX 50 and Midcap Market Performance indices should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Copies of this report, monthly fact sheets and other information are available at:
www.newgermanyfund.com

For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-437-6269 in the U.S. or 617-443-6918 outside of the U.S.

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2007, The New Germany Fund, Inc. has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Fund's Board of Directors has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. John H. Cannon, and Mr. Robert H. Wadsworth. Each of these audit committee members is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert" designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

THE NEW GERMANY FUND, INC.

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$68,500	$0	$0	$0
2006	$63,000	$0	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$58,500	$25,000	$0
2006	$155,500	$11,930	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$25,000	$600,000	$625,000
2006	$0	$11,930	$0	$11,930

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of John H. Cannon (Chairman), Robert H. Wadsworth, Dr. Frank Tromel, Richard R. Burt, Dr. Friedbert Malt and Werner Walbrol.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Guidelines. The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), a Proxy Voting Desktop Manual (“Manual”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates. The Manual sets forth the procedures that the advisor has implemented to vote proxies, including monitoring for corporate events, communicating with the fund’s custodian regarding proxies, considering the merits f each proposal, and executing and recording the proxy vote. The Guidelines set forth the advisor’s general position on various proposals, such as:

•             Shareholder Rights — The advisor generally votes against proposals that restrict shareholder rights.

•             Corporate Governance — The advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside board of directors. The advisor generally votes against proposals that require a company to appoint a chairman who is an independent director.

•             Anti-Takeover Matters — The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes “against” the adoption of poison pills if they are submitted for shareholder ratification. The advisor generally votes for fair price proposals.

•             Routine Matters — The advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor’s general voting positions on various proposals, the advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a committee established by the advisor will vote the proxy. Before voting any such proxy, however, the committee will exclude from the voting discussions and determinations any member who is involved in or aware of a material conflict of interest. If, after excluding any and all such members, there are fewer than three voting members remaining, the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Team Disclosure

The Fund is managed by a team of investment professionals employed by the Investment Manager and the Investment Advisor, who collaborate to develop and implement the Fund’s investment strategy.

The Investment Advisor’s portfolio managers make recommendations to the Investment Manager’s portfolio managers with respect to the Fund’s investments; the Investment Manager’s portfolio managers determine which securities are suitable for the Fund’s investment. Upon instructions given by the Investment Manager’s portfolio managers as to which securities are suitable for investment, the Investment Advisor’s portfolio managers transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on the Fund’s behalf.

The names of the persons primarily responsible for the day-to-day management of the Fund’s portfolio and their business experience during at least the past five years are set forth below.

Ralf Oberbannscheidt, Director

•	Joined Deutsche Asset Management in 1999 and the fund in 2006.
•

Prior to that, served as senior portfolio manager for Global Equities and Global Sector head of Telecommunications, after 3 years of experience, including portfolio management at SEB Enskilda, Luxemberg and various positions at Dresdner Bank AG, Germany.

•	Master’s degree in business administration from the University of Trier, MBA International Business, MIIS Monterey, USA, completed bank training at Dresdner Bank, Duesseldorf.

Petra Pflaum, CEFA

Senior Fund Manager Equities; joined the fund in 2000.

•	Director, Deutsche Asset Management, Frankfort (since 2006); Prior thereto Vice President, Deutsche Asset Management (2001-2006).
•	Portfolio Manager for German and European small and mid caps and equity analyst for German local companies as well as a member of the European small and mid cap committee.

Compensation of Portfolio Managers

Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary – Base salary generally represents a smaller percentage of portfolio managers’ total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation – Generally,discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager’s seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee’s individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager’s discretionary incentive compensation may be delivered in long-term equity programs (usually in the form or Deutsche Bank equity) (the “Equity Plan”). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

•

The quantitative analysis of a portfolio manager’s individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

•

The qualitative analysis of a portfolio manager’s individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm’s Code of Ethics and “living the values” of the Advisor are also factors.

The quantitative analysis of a portfolio manager’s performance is given more weight in determining discretionary incentive compensation that the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Ralf Oberbannscheidt	$0	$0
Petra Pflaum	$0	$0

Because the fund’s portfolio managers are not resident in the US, they generally do not invest in US registered investment companies, such as the Fund, on account of US tax and other regulatory limitations applicable to foreign investors.

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance Based Fee Accounts
Ralf Oberbannscheidt	2	$1,135,098,090	-	$0
Petra Pflaum	-	$0	-	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance Based Fee	Total Assets of Performance Based Fee Accounts
Ralf Oberbannscheidt	-	$0	-	$0
Petra Pflaum	-	$0	-	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance Based Fee	Total Assets of Performance Based Fee Accounts
Ralf Oberbannscheidt	6	$2,800,000,000	-	$0
Petra Pflaum	3	$263,798,859	-	$0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•

In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•

The Advisor and its affiliates and the investment team of the Funds may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
Period

January 1 through January 31	0	$0.00	n/a	n/a
February 1 through February 28	0	$0.00	n/a	n/a
March 1 through March 31	0	$0.00	n/a	n/a
April 1 through April 30	0	$0.00	n/a	n/a
May 1 through May 31	0	$0.00	n/a	n/a
June 1 through June 30	0	$0.00	n/a	n/a
July 1 through July 31	0	$0.00	n/a	n/a
August 1 through August 31	0	$0.00	n/a	n/a
September 1 through September 30	0	$0.00	n/a	n/a
October 1 through October 31	0	$0.00	n/a	n/a
November 1 through November 30	0	$0.00	n/a	n/a
December 1 through December 31	0	$0.00	n/a	n/a

Total	0	$0.00	n/a	n/a

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Nominating Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating Committee Charter and this proxy statement. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The New Germany Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	The New Germany Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	February 29, 2008